                                                                       Exhibit 9

                         ILLUSTRATIONS OF CASH VALUES,
                           CASH SURRENDER VALUES AND
                                DEATH BENEFITS

     The tables in this Prospectus have been prepared to help show how values under a Policy change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Surrender Charges, if any) and Death Benefits under a Policy issued on an Insured of a given age would vary over time if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.

     The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of .60% in Policy Years one through ten; .40% in Policy Years eleven through twenty; and .20% in Policy Years twenty-one and thereafter. This charge is guaranteed not to exceed an effective annual rate of 0.60% in Policy Years one through ten; and .40% in Policy Years eleven and thereafter. In addition, the net investment returns also reflect the deduction of the Fund investment advisory fees and other Fund expenses, (.81%, the average of the fees and expenses). The tables also reflect applicable charges and deductions including a 5.5% deduction against premiums, monthly administrative charge of $10 in the first Policy Year and $6 thereafter (although not to exceed $7.50) and monthly charges for providing insurance protection. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. A hypothetical gross average investment rate of return of 0% corresponds to an approximate net rate of return of -1.41% in Policy Years one through ten; -1.21% in Policy Years eleven through twenty; and -1.01% in Policy Years twenty-one and thereafter. A hypothetical gross average investment rate of return of 6% corresponds to an approximate net rate of return of 4.59%, 4.79%, and 4.99% respectively. Likewise, a hypothetical gross average investment rate of return of 12% corresponds to an approximate net rate of return of 10.59%, 10.79% and 10.99%. Cost of insurance rates vary by issue age, sex, rating class and Policy Year and, therefore, are not reflected in the approximate net annual investment rate of return above.

     Values are shown for Policies, which are issued to a male standard nonsmoker and a male preferred nonsmoker. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.

     The tables also reflect the fact that no charges for federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

     Upon request, we will furnish an illustration based on the proposed Insured's age, sex and premium payment requested.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
MALE STANDARD NON-TOBACCO $1,000.00 ANNUAL PREMIUM ISSUE AGE 35
$100,000 INITIAL DEATH BENEFIT:

VALUES--CURRENT COST OF INSURANCE

             Premium             0.00% Hypothetical                  6.00% Hypothetical                  12.00% Hypothetical
           Paid Plus          Gross Investment Return             Gross Investment Return              Gross Investment Return
Policy      Interest       Cash     Surrender       Death       Cash    Surrender       Death      Cash     Surrender         Death
  Year         at 5%      Value         Value     Benefit      Value        Value     Benefit     Value         Value       Benefit
    1          1,050        647             0     100,000        694            0     100,000          742          0       100,000
    2          2,153      1,325            89     100,000      1,462          226     100,000        1,605        369       100,000
    3          3,310      1,984           748     100,000      2,256        1,020     100,000        2,551      1,315       100,000
    4          4,526      2,624         1,388     100,000      3,076        1,840     100,000        3,587      2,351       100,000
    5          5,802      3,250         2,014     100,000      3,930        2,694     100,000        4,729      3,493       100,000
    6          7,142      3,870         2,881     100,000      4,825        3,837     100,000        5,995      5,006       100,000
    7          8,549      4,481         3,739     100,000      5,762        5,021     100,000        7,397      6,655       100,000
    8         10,027      5,082         4,526     100,000      6,743        6,187     100,000        8,949      8,393       100,000
    9         11,578      5,676         5,305     100,000      7,769        7,399     100,000       10,667     10,297       100,000
   10         13,207      6,261         6,076     100,000      8,844        8,659     100,000       12,571     12,386       100,000
   11         14,917      6,855         6,855     100,000      9,992        9,992     100,000       14,709     14,709       100,000
   12         16,713      7,427         7,427     100,000     11,181       11,181     100,000       17,067     17,067       100,000
   13         18,599      7,976         7,976     100,000     12,413       12,413     100,000       19,669     19,669       100,000
   14         20,579      8,504         8,504     100,000     13,691       13,691     100,000       22,545     22,545       100,000
   15         22,657      9,009         9,009     100,000     15,018       15,018     100,000       25,723     25,723       100,000
   16         24,840      9,493         9,493     100,000     16,396       16,396     100,000       29,241     29,241       100,000
   17         27,132      9,945         9,945     100,000     17,818       17,818     100,000       33,127     33,127       100,000
   18         29,539     10,362        10,362     100,000     19,283       19,283     100,000       37,423     37,423       100,000
   19         32,066     10,742        10,742     100,000     20,794       20,794     100,000       42,176     42,176       100,000
   20         34,719     11,082        11,082     100,000     22,351       22,351     100,000       47,440     47,440       100,000


Age 65        69,761     11,606        11,606     100,000     41,278       41,278     100,000      146,599    146,599       178,851
Age 70        94,836      8,251         8,251     100,000     53,010       53,010     100,000      249,455    249,455       289,368
Age 75       126,840        115           115     100,000     66,975       66,975     100,000      420,575    420,575       450,016
Age 80       167,685          0             0           0     85,104       85,104     100,000      707,561    707,561       742,939
Age 85       219,815          0             0           0   111,224       111,224     116,785    1,179,821  1,179,821     1,238,812

ASSUMPTIONS:
(1)  BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2)  VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.
(4)  DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.
(5)  ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM
     PAYMENT.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
MALE STANDARD NON-TOBACCO $1,000.00 ANNUAL PREMIUM ISSUE AGE 35
$100,000 INITIAL DEATH BENEFIT:

VALUES--GUARANTEED COST OF INSURANCE

             Premium             0.00% Hypothetical                  6.00% Hypothetical                  12.00% Hypothetical
           Paid Plus          Gross Investment Return             Gross Investment Return              Gross Investment Return
Policy      Interest       Cash     Surrender       Death       Cash    Surrender       Death       Cash     Surrender         Death
  Year         at 5%      Value         Value     Benefit      Value        Value     Benefit      Value         Value       Benefit
    1          1,050        647             0     100,000        694            0     100,000        742             0       100,000
    2          2,153      1,307            71     100,000      1,444          208     100,000      1,586           350       100,000
    3          3,310      1,949           713     100,000      2,218          982     100,000      2,511         1,275       100,000
    4          4,526      2,571         1,335     100,000      3,018        1,782     100,000      3,523         2,287       100,000
    5          5,802      3,172         1,936     100,000      3,842        2,606     100,000      4,631         3,395       100,000
    6          7,142      3,752         2,763     100,000      4,691        3,703     100,000      5,844         4,855       100,000
    7          8,549      4,307         3,566     100,000      5,564        4,823     100,000      7,170         6,428       100,000
    8         10,027      4,840         4,283     100,000      6,462        5,906     100,000      8,623         8,067       100,000
    9         11,578      5,346         4,975     100,000      7,384        7,013     100,000     10,214         9,843       100,000
   10         13,207      5,827         5,642     100,000      8,331        8,146     100,000     11,959        11,774       100,000
   11         14,917      6,293         6,293     100,000      9,319        9,319     100,000     13,897        13,897       100,000
   12         16,713      6,729         6,729     100,000     10,334       10,334     100,000     16,028        16,028       100,000
   13         18,599      7,135         7,135     100,000     11,374       11,374     100,000     18,371        18,371       100,000
   14         20,579      7,510         7,510     100,000     12,440       12,440     100,000     20,951        20,951       100,000
   15         22,657      7,849         7,849     100,000     13,531       13,531     100,000     23,793        23,793       100,000
   16         24,840      8,152         8,152     100,000     14,647       14,647     100,000     26,926        26,926       100,000
   17         27,132      8,413         8,413     100,000     15,784       15,784     100,000     30,382        30,382       100,000
   18         29,539      8,625         8,625     100,000     16,938       16,938     100,000     34,194        34,194       100,000
   19         32,066      8,784         8,784     100,000     18,106       18,106     100,000     38,404        38,404       100,000
   20         34,719      8,883         8,883     100,000     19,283       19,283     100,000     43,058        43,058       100,000


Age 65        69,761      4,789         4,789     100,000     30,462       30,462     100,000    128,837       128,837       157,181
Age 70        94,836          0             0           0     33,537       33,537     100,000    215,943       215,943       250,494
Age 75       126,840          0             0           0     30,873       30,873     100,000    358,124       358,124       383,192
Age 80       167,685          0             0           0     12,153       12,153     100,000    593,076       593,076       622,730
Age 85       219,815          0             0           0          0            0           0    967,623       967,623     1,016,004

ASSUMPTIONS:
(1)  BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2)  VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.
(4)  DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.
(5)  ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM
     PAYMENT.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
MALE STANDARD NON-TOBACCO $3,000.00 ANNUAL PREMIUM ISSUE AGE 55
$100,000 INITIAL DEATH BENEFIT:

VALUES--CURRENT COST OF INSURANCE

             Premium             0.00% Hypothetical                  6.00% Hypothetical                  12.00% Hypothetical
           Paid Plus          Gross Investment Return             Gross Investment Return              Gross Investment Return
Policy      Interest       Cash     Surrender       Death       Cash    Surrender       Death       Cash     Surrender         Death
  Year         at 5%      Value         Value     Benefit      Value        Value     Benefit      Value         Value       Benefit
    1          3,150      2,193             0     100,000      2,344            0     100,000      2,495             0       100,000
    2          6,458      4,367           955     100,000      4,809        1,397     100,000      5,269         1,857       100,000
    3          9,930      6,471         3,059     100,000      7,349        3,937     100,000      8,301         4,889       100,000
    4         13,577      8,503         5,091     100,000      9,966        6,554     100,000     11,618         8,206       100,000
    5         17,406     10,460         7,048     100,000     12,660        9,248     100,000     15,248        11,836       100,000
    6         21,426     12,337         9,607     100,000     15,432       12,702     100,000     19,227        16,497       100,000
    7         25,647     14,130        12,083     100,000     18,283       16,236     100,000     23,593        21,546       100,000
    8         30,080     15,836        14,301     100,000     21,217       19,682     100,000     28,393        26,858       100,000
    9         34,734     17,454        16,431     100,000     24,239       23,215     100,000     33,683        32,660       100,000
   10         39,620     18,980        18,468     100,000     27,352       26,840     100,000     39,526        39,014       100,000
   11         44,751     20,452        20,452     100,000     30,622       30,622     100,000     46,080        46,080       100,000
   12         50,139     21,823        21,823     100,000     34,004       34,004     100,000     53,367        53,367       100,000
   13         55,796     23,086        23,086     100,000     37,505       37,505     100,000     61,494        61,494       100,000
   14         61,736     24,233        24,233     100,000     41,133       41,133     100,000     70,587        70,587       100,000
   15         67,972     25,254        25,254     100,000     44,900       44,900     100,000     80,795        80,795       100,000
   16         74,521     26,142        26,142     100,000     48,822       48,822     100,000     92,266        92,266       106,106
   17         81,397     26,887        26,887     100,000     52,916       52,916     100,000    104,973       104,973       118,619
   18         88,617     27,480        27,480     100,000     57,207       57,207     100,000    119,036       119,036       132,130
   19         96,198     27,909        27,909     100,000     61,722       61,722     100,000    134,614       134,614       146,730
   20        104,158     28,156        28,156     100,000     66,493       66,493     100,000    151,889       151,889       162,521


Age 65        39,620     18,980        18,468     100,000     27,352       26,840     100,000     39,526        39,014       100,000
Age 70        67,972     25,254        25,254     100,000     44,900       44,900     100,000     80,795        80,795       100,000
Age 75       104,158     28,156        28,156     100,000     66,493       66,493     100,000    151,889       151,889       162,521
Age 80       150,340     26,078        26,078     100,000     96,885       96,885     101,729    272,353       272,353       285,970
Age 85       209,282     14,051        14,051     100,000    137,612      137,612     144,493    470,749       470,749       494,287

ASSUMPTIONS:
(1)  BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2)  VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.
(4)  DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.
(5)  ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM
     PAYMENT.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
MALE STANDARD NON-TOBACCO $3,000.00 ANNUAL PREMIUM ISSUE AGE 55
$100,000 INITIAL DEATH BENEFIT:

VALUES--GUARANTEED COST OF INSURANCE

             Premium             0.00% Hypothetical                  6.00% Hypothetical                  12.00% Hypothetical
           Paid Plus          Gross Investment Return             Gross Investment Return              Gross Investment Return
Policy      Interest       Cash     Surrender       Death       Cash    Surrender       Death       Cash     Surrender         Death
  Year         at 5%      Value         Value     Benefit      Value        Value     Benefit      Value         Value       Benefit
    1          3,150      1,917             0     100,000      2,059            0     100,000      2,202             0       100,000
    2          6,458      3,775           363     100,000      4,181          769     100,000      4,606         1,194       100,000
    3          9,930      5,541         2,129     100,000      6,337        2,925     100,000      7,203         3,791       100,000
    4         13,577      7,213         3,801     100,000      8,525        5,113     100,000     10,012         6,600       100,000
    5         17,406      8,783         5,371     100,000     10,740        7,328     100,000     13,054         9,642       100,000
    6         21,426     10,243         7,514     100,000     12,978       10,249     100,000     16,351        13,622       100,000
    7         25,647     11,587         9,540     100,000     15,235       13,188     100,000     19,933        17,885       100,000
    8         30,080     12,801        11,266     100,000     17,502       15,966     100,000     23,826        22,291       100,000
    9         34,734     13,871        12,847     100,000     19,768       18,744     100,000     28,067        27,044       100,000
   10         39,620     14,780        14,268     100,000     22,024       21,512     100,000     32,698        32,186       100,000
   11         44,751     15,548        15,548     100,000     24,310       24,310     100,000     37,843        37,843       100,000
   12         50,139     16,131        16,131     100,000     26,581       26,581     100,000     43,523        43,523       100,000
   13         55,796     16,513        16,513     100,000     28,833       28,833     100,000     49,826        49,826       100,000
   14         61,736     16,677        16,677     100,000     31,063       31,063     100,000     56,862        56,862       100,000
   15         67,972     16,599        16,599     100,000     33,264       33,264     100,000     64,766        64,766       100,000
   16         74,521     16,242        16,242     100,000     35,420       35,420     100,000     73,700        73,700       100,000
   17         81,397     15,506        15,506     100,000     37,473       37,473     100,000     83,857        83,857       100,000
   18         88,617     14,429        14,429     100,000     39,473       39,473     100,000     95,459        95,459       105,959
   19         96,198     12,878        12,878     100,000     41,351       41,351     100,000    108,342       108,342       118,093
   20        104,158     10,761        10,761     100,000     43,076       43,076     100,000    122,627       122,627       131,211


Age 65        39,620     14,780        14,268     100,000     22,024       21,512     100,000     32,698        32,186       100,000
Age 70        67,972     16,599        16,599     100,000     33,264       33,264     100,000     64,766        64,766       100,000
Age 75       104,158     10,761        10,761     100,000     43,076       43,076     100,000    122,627       122,627       131,211
Age 80       150,340          0             0           0     48,551       48,551     100,000    219,744       219,744       230,731
Age 85       209,282          0             0           0     42,490       42,490     100,000    374,897       374,897       393,642

ASSUMPTIONS:
(1)  BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2)  VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.
(4)  DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.
(5)  ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM
     PAYMENT.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
MALE PREFERRED NON-TOBACCO $1,500.00 ANNUAL PREMIUM ISSUE AGE 35
$150,000 INITIAL DEATH BENEFIT:

VALUES--CURRENT COST OF INSURANCE

             Premium             0.00% Hypothetical                  6.00% Hypothetical                  12.00% Hypothetical
           Paid Plus          Gross Investment Return             Gross Investment Return              Gross Investment Return
Policy      Interest       Cash     Surrender       Death       Cash    Surrender       Death       Cash     Surrender         Death
  Year         at 5%      Value         Value     Benefit      Value        Value     Benefit      Value         Value       Benefit
    1          1,575      1,029             0     150,000      1,102            0     150,000        1,176           0       150,000
    2          3,229      2,082           228     150,000      2,295          441     150,000        2,517         663       150,000
    3          4,965      3,105         1,251     150,000      3,527        1,673     150,000        3,985       2,131       150,000
    4          6,788      4,112         2,258     150,000      4,814        2,960     150,000        5,608       3,754       150,000
    5          8,703      5,112         3,258     150,000      6,169        4,315     150,000        7,411       5,557       150,000
    6         10,713      6,106         4,622     150,000      7,594        6,111     150,000        9,416       7,933       150,000
    7         12,824      7,091         5,979     150,000      9,092        7,980     150,000       11,641      10,528       150,000
    8         15,040      8,069         7,235     150,000     10,667        9,832     150,000       14,111      13,277       150,000
    9         17,367      9,042         8,486     150,000     12,323       11,767     150,000       16,855      16,298       150,000
   10         19,810     10,013         9,734     150,000     14,068       13,790     150,000       19,903      19,625       150,000
   11         22,376     11,007        11,007     150,000     15,940       15,940     150,000       23,336      23,336       150,000
   12         25,069     11,974        11,974     150,000     17,888       17,888     150,000       27,129      27,129       150,000
   13         27,898     12,912        12,912     150,000     19,915       19,915     150,000       31,321      31,321       150,000
   14         30,868     13,822        13,822     150,000     22,024       22,024     150,000       35,956      35,956       150,000
   15         33,986     14,704        14,704     150,000     24,221       24,221     150,000       41,086      41,086       150,000
   16         37,261     15,559        15,559     150,000     26,511       26,511     150,000       46,766      46,766       150,000
   17         40,699     16,375        16,375     150,000     28,886       28,886     150,000       53,048      53,048       150,000
   18         44,309     17,149        17,149     150,000     31,350       31,350     150,000       59,999      59,999       150,000
   19         48,099     17,879        17,879     150,000     33,905       33,905     150,000       67,696      67,696       150,000
   20         52,079     18,562        18,562     150,000     36,555       36,555     150,000       76,225      76,225       150,000


Age 65       104,641     22,288        22,288     150,000     70,295       70,295     150,000      236,551     236,551       288,592
Age 70       142,254     20,288        20,288     150,000     92,966       92,966     150,000      403,535     403,535       468,101
Age 75       190,260     13,503        13,503     150,000    121,903      121,903     150,000      682,232     682,232       729,988
Age 80       251,528          0             0           0    161,195      161,195     169,255    1,150,142   1,150,142     1,207,649
Age 85       329,723          0             0           0    211,094      211,094     221,648    1,924,817   1,924,817     2,021,058

ASSUMPTIONS:
(1)  BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2)  VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.
(4)  DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.
(5)  ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM
     PAYMENT.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
MALE PREFERRED NON-TOBACCO $1,500.00 ANNUAL PREMIUM ISSUE AGE 35
$150,000 INITIAL DEATH BENEFIT:

VALUES--GUARANTEED COST OF INSURANCE

             Premium             0.00% Hypothetical                  6.00% Hypothetical                  12.00% Hypothetical
           Paid Plus          Gross Investment Return             Gross Investment Return              Gross Investment Return
Policy      Interest       Cash     Surrender       Death       Cash    Surrender       Death         Cash    Surrender       Death
  Year         at 5%      Value         Value     Benefit      Value        Value     Benefit        Value        Value     Benefit
    1          1,575      1,029             0     150,000      1,102            0     150,000        1,176            0      150,000
    2          3,229      2,064           210     150,000      2,276          422     150,000        2,498          644      150,000
    3          4,965      3,070         1,216     150,000      3,489        1,635     150,000        3,945        2,091      150,000
    4          6,788      4,046         2,192     150,000      4,743        2,889     150,000        5,530        3,676      150,000
    5          8,703      4,990         3,136     150,000      6,036        4,182     150,000        7,266        5,412      150,000
    6         10,713      5,902         4,418     150,000      7,369        5,886     150,000        9,167        7,684      150,000
    7         12,824      6,777         5,664     150,000      8,741        7,628     150,000       11,248       10,135      150,000
    8         15,040      7,616         6,782     150,000     10,153        9,319     150,000       13,528       12,694      150,000
    9         17,367      8,416         7,860     150,000     11,604       11,048     150,000       16,027       15,471      150,000
   10         19,810      9,179         8,900     150,000     13,097       12,819     150,000       18,770       18,491      150,000
   11         22,376      9,918         9,918     150,000     14,656       14,656     150,000       21,817       21,817      150,000
   12         25,069     10,614        10,614     150,000     16,259       16,259     150,000       25,169       25,169      150,000
   13         27,898     11,263        11,263     150,000     17,905       17,905     150,000       28,858       28,858      150,000
   14         30,868     11,865        11,865     150,000     19,595       19,595     150,000       32,922       32,922      150,000
   15         33,986     12,414        12,414     150,000     21,327       21,327     150,000       37,402       37,402      150,000
   16         37,261     12,909        12,909     150,000     23,102       23,102     150,000       42,344       42,344      150,000
   17         40,699     13,340        13,340     150,000     24,914       24,914     150,000       47,797       47,797      150,000
   18         44,309     13,699        13,699     150,000     26,758       26,758     150,000       53,818       53,818      150,000
   19         48,099     13,978        13,978     150,000     28,630       28,630     150,000       60,472       60,472      150,000
   20         52,079     14,167        14,167     150,000     30,523       30,523     150,000       67,832       67,832      150,000


Age 65       104,641      8,486         8,486     150,000     49,213       49,213     150,000      203,302      203,302      248,029
Age 70       142,254          0             0           0     55,655       55,655     150,000      340,592      340,592      395,087
Age 75       190,260          0             0           0     55,031       55,031     150,000      564,685      564,685      604,213
Age 80       251,528          0             0           0     34,555       34,555     150,000      935,000      935,000      981,750
Age 85       329,723          0             0           0          0            0           0    1,525,330    1,525,330    1,601,596


ASSUMPTIONS:
(1)  BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2)  VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.
(4)  DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.
(5)  ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM
     PAYMENT.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
MALE PREFERRED NON-TOBACCO $4,500.00 ANNUAL PREMIUM ISSUE AGE 55
$150,000 INITIAL DEATH BENEFIT:

VALUES--CURRENT COST OF INSURANCE

             Premium             0.00% Hypothetical                  6.00% Hypothetical                  12.00% Hypothetical
           Paid Plus          Gross Investment Return             Gross Investment Return              Gross Investment Return
Policy      Interest       Cash     Surrender       Death       Cash    Surrender       Death       Cash     Surrender       Death
  Year         at 5%      Value         Value     Benefit      Value        Value     Benefit      Value         Value     Benefit
    1          4,725      3,416             0     150,000      3,647            0     150,000      3,877             0     150,000
    2          9,686      6,796         1,678     150,000      7,474        2,356     150,000      8,181         3,063     150,000
    3         14,896     10,091         4,973     150,000     11,443        6,325     150,000     12,909         7,791     150,000
    4         20,365     13,300         8,182     150,000     15,557       10,439     150,000     18,105        12,987     150,000
    5         26,109     16,420        11,302     150,000     19,823       14,705     150,000     23,822        18,704     150,000
    6         32,139     19,450        15,356     150,000     24,247       20,152     150,000     30,119        26,025     150,000
    7         38,471     22,387        19,317     150,000     28,836       25,765     150,000     37,063        33,992     150,000
    8         45,120     25,232        22,929     150,000     33,600       31,297     150,000     44,731        42,428     150,000
    9         52,101     27,986        26,450     150,000     38,552       37,017     150,000     53,214        51,679     150,000
   10         59,431     30,648        29,880     150,000     43,706       42,938     150,000     62,614        61,847     150,000
   11         67,127     33,288        33,288     150,000     49,170       49,170     150,000     73,181        73,181     150,000
   12         75,208     35,811        35,811     150,000     54,856       54,856     150,000     84,930        84,930     150,000
   13         83,694     38,210        38,210     150,000     60,777       60,777     150,000     98,022        98,022     150,000
   14         92,604     40,479        40,479     150,000     66,951       66,951     150,000    112,644       112,644     150,000
   15        101,959     42,610        42,610     150,000     73,401       73,401     150,000    129,018       129,018     150,000
   16        111,782     44,596        44,596     150,000     80,152       80,152     150,000    147,232       147,232     169,317
   17        122,096     46,431        46,431     150,000     87,236       87,236     150,000    167,384       167,384     189,144
   18        132,926     48,108        48,108     150,000     94,692       94,692     150,000    189,693       189,693     210,559
   19        144,297     49,620        49,620     150,000    102,564      102,564     150,000    214,406       214,406     233,702
   20        156,237     50,953        50,953     150,000    110,902      110,902     150,000    241,804       241,804     258,730


Age 65        59,431     30,648        29,880     150,000     43,706       42,938     150,000     62,614        61,847     150,000
Age 70       101,959     42,610        42,610     150,000     73,401       73,401     150,000    129,018       129,018     150,000
Age 75       156,237     50,953        50,953     150,000    110,902      110,902     150,000    241,804       241,804     258,730
Age 80       225,511     54,845        54,845     150,000    163,016      163,016     171,166    433,132       433,132     454,788
Age 85       313,924     50,730        50,730     150,000    229,714      229,714     241,200    750,079       750,079     787,583

ASSUMPTIONS:
(1)  BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2)  VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.
(4)  DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.
(5)  ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM
     PAYMENT.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
MALE PREFERRED NON-TOBACCO $4,500.00 ANNUAL PREMIUM ISSUE AGE 55
$150,000 INITIAL DEATH BENEFIT:

VALUES--GUARANTEED COST OF INSURANCE

             Premium             0.00% Hypothetical                  6.00% Hypothetical                  12.00% Hypothetical
           Paid Plus          Gross Investment Return             Gross Investment Return              Gross Investment Return
Policy      Interest       Cash     Surrender       Death       Cash    Surrender       Death       Cash     Surrender       Death
  Year         at 5%      Value         Value     Benefit      Value        Value     Benefit      Value         Value     Benefit
    1          4,725      2,936             0     150,000      3,151            0     150,000      3,367             0     150,000
    2          9,686      5,766           648     150,000      6,383        1,265     150,000      7,028         1,910     150,000
    3         14,896      8,460         3,342     150,000      9,669        4,551     150,000     10,984         5,866     150,000
    4         20,365     11,012         5,894     150,000     13,006        7,888     150,000     15,267        10,149     150,000
    5         26,109     13,411         8,293     150,000     16,389       11,271     150,000     19,907        14,789     150,000
    6         32,139     15,647        11,553     150,000     19,809       15,715     150,000     24,941        20,847     150,000
    7         38,471     17,707        14,636     150,000     23,262       20,191     150,000     30,411        27,340     150,000
    8         45,120     19,574        17,271     150,000     26,733       24,430     150,000     36,362        34,059     150,000
    9         52,101     21,224        19,689     150,000     30,210       28,675     150,000     42,850        41,314     150,000
   10         59,431     22,636        21,868     150,000     33,677       32,909     150,000     49,939        49,171     150,000
   11         67,127     23,837        23,837     150,000     37,198       37,198     150,000     57,822        57,822     150,000
   12         75,208     24,763        24,763     150,000     40,705       40,705     150,000     66,532        66,532     150,000
   13         83,694     25,389        25,389     150,000     44,193       44,193     150,000     76,206        76,206     150,000
   14         92,604     25,690        25,690     150,000     47,659       47,659     150,000     87,015        87,015     150,000
   15        101,959     25,633        25,633     150,000     51,094       51,094     150,000     99,167        99,167     150,000
   16        111,782     25,160        25,160     150,000     54,477       54,477     150,000    112,914       112,914     150,000
   17        122,096     24,124        24,124     150,000     57,726       57,726     150,000    128,558       128,558     150,000
   18        132,926     22,580        22,580     150,000     60,916       60,916     150,000    146,343       146,343     162,441
   19        144,297     20,334        20,334     150,000     63,951       63,951     150,000    166,042       166,042     180,986
   20        156,237     17,249        17,249     150,000     66,791       66,791     150,000    187,883       187,883     201,034


Age 65        59,431     22,636        21,868     150,000     33,677       32,909     150,000     49,939        49,171     150,000
Age 70       101,959     25,633        25,633     150,000     51,094       51,094     150,000     99,167        99,167     150,000
Age 75       156,237     17,249        17,249     150,000     66,791       66,791     150,000    187,883       187,883     201,034
Age 80       225,511          0             0           0     77,136       77,136     150,000    336,372       336,372     353,191
Age 85       313,924          0             0           0     74,061       74,061     150,000    573,593       573,593     602,273

ASSUMPTIONS:
(1)  BASED ON DEATH BENEFIT OPTION A AND ASSUMES NO POLICY LOANS HAVE BEEN MADE.
(2)  VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.
(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS.
(4)  DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.
(5)  ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM
     PAYMENT.